Exhibit 99.1
Green Power Express February 9, 2009

This presentation contains certain statements that describe our management's beliefs concerning future business conditions and prospects, growth opportunities and the outlook for our business, including our business after the proposed acquisition discussed herein, and the electricity transmission industry based upon information currently available. Such statements are "forward-looking" statements within the meaning of the Private Securities Litigation Reform Act of 1995. Wherever possible, we have identified these forward-looking statements by words such as "anticipates", "believes", "intends", "estimates", "expects", "projects" and similar phrases. These forward-looking statements are based upon assumptions our management believes are reasonable. Such forward-looking statements are subject to risks and uncertainties which could cause our actual results, performance and achievements to differ materially from those expressed in, or implied by, these statements, including, among other things, the risks and uncertainties disclosed in our annual report on Form 10-K and our quarterly reports on Form 10-Q filed with the Securities and Exchange Commission from time to time. Because our forward-looking statements are based on estimates and assumptions that are subject to significant business, economic and competitive uncertainties, many of which are beyond our control or are subject to change, actual results could be materially different and any or all of our forward-looking statements may turn out to be wrong. They speak only as of the date made and can be affected by assumptions we might make or by known or unknown risks and uncertainties. Many factors mentioned in our discussion in this presentation and in our annual and quarterly reports will be important in determining future results. Consequently, we cannot assure you that our expectations or forecasts expressed in such forward-looking statements will be achieved. Actual future results may vary materially. Except as required by law, we undertake no obligation to publicly update any of our forward- looking or other statements, whether as a result of new information, future events, or otherwise. Safe Harbor Language and Legal Disclaimer

Green Power Express Green Power Express Conceptual Extension Existing Station Site (unless otherwise noted) Approximately 3,000 miles of EHV (extra high-voltage) 765kV transmission lines Traverses portions of North Dakota, South Dakota, Minnesota, Iowa, Wisconsin, Illinois and Indiana Expected cost of approximately $10 - $12 billion

Section 205 Rate Application This project and related filing is needed now to support the furtherance of national energy policy that promotes greater development of domestic renewable energy resources and highlights the key role of extra high voltage transmission in achieving policy objectives FPA Section 205 application requests approval of the following: Forward looking formula rate treatment and a true-up mechanism 12.38% return on common equity Proposed ROE aligns with MISO Attachment O ROE and is based on the median of the SPP-PJM-MISO proxy group with incentives for independence, RTO functional control, and risk Use of actual capital structure targeting 60% equity and 40% debt once any project facilities are placed in service Hypothetical capital structure will be used until any part of Green Power Express is placed in service; however, the company will maintain 60% and 40% debt to the extent possible

Section 205 Rate Application (cont.) Additional Policy-Based/Order No. 679 Incentives for the Green Power Express Inclusion of 100% of construction work in progress ("CWIP") in rate base Recovery of prudently invested costs in the event the Project is abandoned for reasons beyond ITC's control ("Abandoned Plant") Approval of a regulatory asset to allow ITC to collect costs related to the development of the Green Power Express when the project is placed in service

Green Power Express A Collaborative Effort ITC plans to work closely with FERC and Congress to support public policy ITC looks forward to working with the governors of Iowa, Minnesota, North Dakota, South Dakota and Wisconsin through the Upper Midwest Transmission Development Initiative In keeping with ITC's practice of collaboration, ITC has already begun seeking to establish partnerships with local utilities and wind developers in the region. Among that group of supporters are: NorthWestern Energy (NYSE:NWE) NextEra Energy Resources (formerly FPLE) Iberdrola Renewables Generation Energy Inc. Montgomery Power Partners Denali Energy National Wind Crownbutte Wind Power Wind Capital Group RES Americas ITC prefers to partner with affected utilities ITC intends to work with all affected utilities to plan and coordinate the construction of the project respecting their rights as affected utilities

Green Power Express Local Presence The acquisition of the Interstate Power & Light transmission assets was a part of ITC's strategy to position ITC in the wind-rich region

Green Power Express Supports Energy Policy Landscape Energy landscape is rapidly changing, resulting in a notable increase in the dialogue and support to invest in regional high voltage transmission and remove impediments for building transmission Dialogue focused on the need for transmission to facilitate renewables Reduce dependency on foreign oil Reduce carbon emissions from coal National focus on need for transmission Congressional hearing T. Boone Pickens PR campaign National Association of Regulatory Utility Commissioners Renewable portfolio standard (RPS) mandates in over 30 states Trade group agendas Energy plan proposals by large corporations such as Google and FedEx Proposed legislation Stimulus and Energy bill President Obama's Vision: "One of... the most important infrastructure projects that we need is a whole new electricity grid. Because if we're going to be serious about renewable energy, I want to be able to get wind power from North Dakota to population centers, like Chicago." Source: Transcript from appearance on Rachael Maddow Show of October 28, 2008: http://www.msnbc.msn.com/id/27464980/.

U.S. Wind Map

Green Power Express Population Centers Green Power Express

Green Power Express Benefits The Green Power Express would effectively be the energy superhighway for wind Increases electric reliability Facilitates the movement of approximately 12,000 MW of power from the high efficiency wind abundant areas Reduces line losses Creates jobs in the US Allows for more efficient use of land Avoids system congestion Reduces carbon emissions by up to approximately 34 million metric tons Equivalent to the annual emissions of about seven to nine 600 MW coal plants, or nine to eleven million automobiles. Studies predict energy supply savings Largely resolves Midwest ISO generation interconnection queue issues for region

Power carried greater distances and facilitates renewable resources market Availability is greater than 99% 765kV can reduce line losses, which means less burning of fuel and reduced air emissions "On-ramps" and "off-ramps" provide for easy generation connections and future transmission integration 765 kV allows more the most efficient use of resources (land, steel, etc.) 765 kV provides greatest capacity increases with least land consumption One 765 kV facility can carry as much power as six 345 kV lines Reduced right-of-way need lowers cost as well as impacts to consumers and to environment 765kV Supports Competitive Markets, Reliability and Renewables VS

Local fix; does not support regional solution Same power carrying capacity would require six 345kV lines Inefficient use of land More costly May take more time to site and construct Ad hoc solution resulting in suboptimal solution Why Not 345kV?

DC is a good technology solution, if used in proper application and setting However, fundamental limitations prevent serious consideration for projects like this one DC generally used from point A to point B with little opportunity for intermediate on-ramps and off-ramps Because of their point-to-point nature, DC is not associated with regional cost allocation DC does not allow for easy redirection of power in the case of a line outage DC doesn't improve or rebuild the underlying grid DC would make system vulnerable from a reliability standpoint if used as first step A networked solution allows wind to be gathered from disparate areas within the region and transmitted to multiple states / population centers Why Not DC?

The FERC Section 205 filing establishes a mechanism to accrue development costs for future recovery and a formula rate with incentives for the Green Power Express There are many more steps to bring the project to construction: Submit project to MISO for inclusion in the MTEP process Cost allocation Preliminary engineering and routing studies Siting Detailed engineering & environmental impact studies ROW acquisition ITC's Approach and Next Steps Timing of regulatory steps depend on developing energy policy under the new administration. The following will enable the process: National independent transmission planning National RPS Regional cost allocation for EHV transmission FERC back stop siting

Regional Transmission Vision Existing and studied proposed EHV systems Conceptual cross- system connections The Green Power Express addresses the lack of facilities that prevents wind energy growth and access to eastern & southern markets This plan supports a national vision, and the work of the Upper Midwest Transmission Development Initiative ITC looks forward to working with FERC and Congress to develop the project to support public policy relative to renewable energy and climate change ITC is uniquely positioned as the only independent transmission owner and well qualified to build this project

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